Exhibit (a)(2)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
of
DIALYSIS CORPORATION OF AMERICA
at
$11.25 NET PER SHARE
Pursuant to the Offer to Purchase dated April 22, 2010
to
URCHIN MERGER SUB, INC.,
a wholly owned subsidiary of
U.S. RENAL CARE, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, (ONE MINUTE AFTER 11:59 P.M.), NEW YORK CITY TIME, ON WEDNESDAY, MAY 19, 2010, UNLESS THE OFFER IS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE OF THE OFFER.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

If delivering by registered or certified mail: Continental Stock Transfer & Trust Company Attn: Reorganization Dept. 17 Battery Place, 8th Floor New York, NY 10004	If delivering by facsimile (for eligible institutions only): (212) 616-7610 To Confirm Facsimile Transmission: (212) 509-4000 (ext. 536) (For Confirmation Only)	If delivering by hand or courier: Continental Stock Transfer & Trust Company Reorganization Dept. 17 Battery Place, 8th Floor New York, NY 10004

YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ABOVE ADDRESSES BEFORE THE OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY FOR THE OFFER. DELIVERIES TO EITHER U.S. RENAL CARE, INC., URCHIN MERGER SUB, INC., THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE VALID DELIVERY.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE ENCLOSED INTERNAL REVENUE SERVICE (“IRS”) FORM W-9.

SHAREHOLDERS WHO HAVE ALREADY TENDERED SHARES PURSUANT TO THE OFFER USING A PREVIOUSLY DISTRIBUTED LETTER OF TRANSMITTAL OR NOTICE OF GUARANTEED DELIVERY NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO RECEIVE THE OFFER PRICE IF SHARES ARE ACCEPTED FOR PAYMENT AND PAID FOR BY URCHIN MERGER SUB, INC. PURSUANT TO THE OFFER, EXCEPT AS MAY BE REQUIRED BY THE GUARANTEED DELIVERY PROCEDURES, IF SUCH PROCEDURES WERE UTILIZED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)
(Please Fill in, if Blank, Exactly as Name(s)	Shares Tendered
Appear(s) on Share Certificate(s))	(Attach Additional Signed List, if Necessary)
	Share	Total Number of	Total Number of
	Certificate	Shares Represented by	Shares
	Number(s)(1)	Share Certificate(s)(1)	Tendered(2)

Total Shares:

(1) Need not be completed by shareholders tendering by book-entry transfer.
(2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

The Offer (as defined below) is not being made to (nor will tender of Shares (as defined below) be accepted from or on behalf of) shareholders in any jurisdiction where it would be illegal to do so.

This Letter of Transmittal is to be used by shareholders of Dialysis Corporation of America if certificates for shares (“Share Certificates”) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC (pursuant to the procedures set forth in Section 2 (Procedures for Tendering Shares of DCA Common Stock in the Offer) of the Offer to Purchase).

Shareholders whose Share Certificates are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the expiration date of the Offer, must tender their Shares according to the guaranteed delivery procedure as set forth in Section 2 (Procedures for Tendering Shares of DCA Common Stock in the Offer) of the Offer to Purchase to participate in the Offer. Delivery of documents to DTC does not constitute delivery to the Depositary.

Additional Information if Shares Have Been Lost, Are Being Delivered By Book-Entry Transfer, or Are
Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery

If any Share Certificates you are tendering with this Letter of Transmittal have been lost, stolen, destroyed or mutilated, you should contact Continental Stock Transfer & Trust Company, DCA’s Transfer Agent (the “Transfer Agent”), at (212) 509-4000 (ext. 531), regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond, and to permit timely processing of this documentation. See Instruction 10.

☐	Check here if tendered Shares are being delivered by book-entry transfer made to an account maintained by the Depositary with DTC and complete the following (only financial institutions that are participants in the system of DTC may deliver Shares by book-entry transfer):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name of Tendering Institution:

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Delivery is by Book-Entry Transfer, Provide the Following:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Urchin Merger Sub, Inc., a Florida corporation (“Offeror”) and a wholly owned subsidiary of U.S. Renal Care, Inc., a Delaware corporation (“USRC”), the above described shares of common stock, par value $0.01 per share (“Shares”) of Dialysis Corporation of America, a Florida corporation (“DCA”), pursuant to Offeror’s offer to purchase all outstanding Shares, at a purchase price of $11.25 per share, net to the tendering shareholder in cash, without interest and less any required withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 22, 2010 (the “Offer to Purchase”), and in this Letter of Transmittal (which, together with any amendments or supplements, collectively constitute the “Offer”).

Under the terms and subject to the conditions of the Offer as described in Section 13 (Conditions to the Offer) of the Offer to Purchase (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Offeror all right, title and interest in and to all Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints Continental Stock Transfer & Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Offeror, (ii) present such Shares (and any and all Distributions) for transfer on the books of DCA, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Mr. J. Christopher Brengard and Mr. Thomas L. Weinberg, and each of them, and any other designees of Offeror, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of DCA’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all Shares (and any and all Distributions) tendered hereby and accepted for payment by Offeror. This appointment will be effective if and when, and only to the extent that, Offeror accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Offeror reserves the right to require that, in order for Shares to be deemed validly tendered pursuant to the Offer, immediately upon Offeror’s acceptance for payment of such Shares, Offeror must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of DCA’s shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Offeror, Offeror will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of any and all Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Offeror all Distributions in respect of any and all Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Offeror shall be entitled to all rights and privileges as owner of each such Distribution and may deduct from the purchase price of Shares tendered hereby the amount or value of such Distribution as determined by Offeror in its sole discretion.

All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender of Shares is irrevocable.

The undersigned hereby acknowledges that delivery of any Share Certificate shall be effected, and risk of loss and title to such Share Certificate shall pass, only upon the proper delivery of such Share Certificate to the Depositary.

The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Offeror upon the terms of and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of or the conditions of any such extension or amendment).

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all of Shares purchased and, if appropriate, return any Share Certificates not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and, if appropriate, return any Share Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and, if appropriate, return any Share Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC. The undersigned recognizes that Offeror has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder thereof if Offeror does not accept for payment any of such Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Share Certificates not tendered or not accepted are to be issued in the name of someone other than the undersigned.

Issue check and/or Share Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

Telephone Number: (          )

(Taxpayer Identification or Social Security No.)

(Also Complete the Enclosed IRS Form W-9)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Share Certificates not tendered or not accepted are to be mailed to someone other than the undersigned or to the undersigned at an address other than shown above.

Mail check and/or Share Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

Telephone Number: (          )

(Taxpayer Identification or Social Security No.)

(Also Complete the Enclosed IRS Form W-9)

IMPORTANT

SHAREHOLDER SIGN HERE
(Please also complete and return the enclosed IRS Form W-9)

(Signature(s) of Holder(s) of Shares)

Dated:  , 2010

Name(s):
(Please Print)

Capacity (full title) (See Instruction 5):

Address:
(Include Zip Code)

Area Code and Tel. No.:

Tax Identification or Social Security No.: (See the Enclosed IRS Form W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary capacity, please set forth full title and see Instruction 5.

Guarantee of Signature(s)
(If Required — See Instructions 1 and 5)

Authorized Signature:

Name:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Tel. No.:

Dated:  , 2010

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, unless such registered holder(s) has completed either the box labeled “Special Payment Instructions” or the box labeled “Special Delivery Instructions” on this Letter of Transmittal or (ii) such Shares are tendered for the account of a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program or the Stock Exchanges Medallion Program or by any other eligible guarantor institution, as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). For purposes of this Instruction, a registered holder of Shares includes any participant in the Book-Entry Transfer Facilities system whose name appears on a security position listing as the owner of the Shares. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If certificates representing Shares being tendered in the Offer are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or certificates representing Shares not being tendered or not accepted for payment are to be returned, to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name or names of the registered holders or owners appear on such certificates, with the signatures on such certificates or stock powers guaranteed as aforesaid. See Instruction 5.

2. Requirements of Tender.  This Letter of Transmittal is to be completed by shareholders either if certificates are to be tendered herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer described in Section 2 (Procedures for Tendering Shares of DCA Common Stock in the Offer) of the Offer to Purchase to an account maintained by the Depositary at the Book-Entry Transfer Facility. For a shareholder to validly tender Shares in the Offer, either (i) the certificate(s) representing the tendered Shares, together with this Letter of Transmittal (or a photocopy of this Letter of Transmittal), properly completed and duly executed, together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses listed herein prior to the expiration date of the Offer, (ii) in the case of a tender effected pursuant to a book-entry transfer (a) either this Letter of Transmittal (or a photocopy of this Letter of Transmittal), properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message, and any other required documents, must be received by the Depositary at one of its addresses listed herein prior to the expiration date of the Offer and (b) the Shares to be tendered must be delivered pursuant to the book-entry transfer procedures described in Section 2 (Procedures for Tendering Shares of DCA Common Stock in the Offer) of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the expiration date of the Offer, or (iii) the tendering shareholder must comply with the guaranteed delivery procedures described in Section 2 (Procedures for Tendering Shares of DCA Common Stock in the Offer) of the Offer to Purchase prior to the expiration date of the Offer.

If a shareholder desires to tender Shares in the Offer and such shareholder’s certificates representing such Shares are not immediately available, or the book-entry transfer procedures described in Section 2 (Procedures for Tendering Shares of DCA Common Stock in the Offer) of the Offer to Purchase cannot be completed on a timely basis, or time will not permit all required documents to reach the Depositary prior to the expiration date of the Offer, such shareholder may tender such Shares if all the following conditions are met: (i) such tender is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Offeror, is received by the Depositary at one of its addresses listed herein prior to the expiration date of the Offer; and (iii) either (a) the certificates representing such Shares, together with this Letter of Transmittal (or a photocopy of this Letter of Transmittal), properly completed and duly executed, and any required signature guarantees, and any other required documents, are received by the Depositary at one of its addresses listed herein within three trading days (as described below) after the date of execution of such Notice of Guaranteed Delivery, or (b) in the case of a book-entry transfer effected pursuant to the book-entry transfer procedures described in Section 2 (Procedures for Tendering Shares of DCA Common Stock in the Offer) of the Offer to Purchase, (1) either this Letter of Transmittal (or a photocopy of this Letter of Transmittal), properly completed and duly executed, and any required signature guarantees, or an Agent’s Message, and any other required documents, are received by the Depositary at one of its addresses listed herein and (2) such Shares are delivered pursuant to the book-entry transfer procedures described in Section 2 (Procedures for Tendering Shares of DCA Common Stock in the Offer) of the Offer to Purchase and a Book-Entry Confirmation is received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. For purposes of the foregoing, a trading day is any day on which The Nasdaq Global Market is open for business.

The method of delivery of Shares to be tendered in the Offer, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering shareholder. Shares to be tendered in the Offer will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery of Shares is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be accepted for payment. All tendering shareholders, by execution of this Letter of Transmittal (or a photocopy of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page in the same manner as this Letter of Transmittal.

4. Partial Tenders. (Applicable to Certificate Shareholders Only).  If fewer than all the Shares evidenced by any certificate submitted are to be tendered herewith, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance of payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If any of the Shares tendered herewith are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence, satisfactory to Offeror, of their authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificate(s) listed on the cover page, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear on such certificate(s) and the signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Offeror will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order in the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not to be tendered or not accepted for payment are to be registered in the name(s) of, any person(s) other than the registered owner(s), or if tendered certificate(s) are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions.  If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the person signing this Letter of Transmittal, or if a check is to be sent and/or such certificates are to be returned to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed.

8. Waiver of Conditions.  Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), Offeror reserves the absolute right in its sole discretion to waive any of the specified conditions (other than the Minimum Condition (as defined in the Offer to Purchase) which may be waived by Offeror only with the prior written consent of DCA) of the Offer, in whole or in part, in the case of any Shares to be tendered herewith.

9. Backup Withholding.  To prevent United States backup withholding tax at a rate of 28% on cash payments made pursuant to the Offer, a shareholder tendering Shares in the Offer will be required to provide the Depositary with such shareholder’s correct Taxpayer Identification Number (“TIN”) on the enclosed IRS Form W-9 and certify therein that such shareholder is not subject to United States backup withholding tax, or otherwise establish an exemption. A shareholder tendering Shares in the Offer that is a foreign person will not be subject to United States backup withholding tax provided that such shareholder submits to the Depositary a properly completed IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to such shareholder’s foreign status.

If a shareholder tendering Shares in the Offer has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such shareholder should write “Applied For” in the space for the TIN on the enclosed IRS Form W-9 and sign and date the enclosed IRS Form W-9. Such shareholder should provide its TIN to the Depositary as soon as it is received. In the event that such shareholder fails to provide a TIN to the Depositary by the time of payment, the Depositary will withhold at a rate of 28% on all payments made to such shareholder; however, any such amounts withheld will be refunded to such shareholder if such shareholder wrote “Applied For” in the space for the TIN on the enclosed IRS Form W-9 and a TIN is provided to the Depositary within 60 days.

United States backup withholding tax is not an additional tax. The amount of any United States backup withholding tax withheld from a cash payment made to a shareholder tendering Shares pursuant to the Offer will be allowed as credit against such shareholder’s United States federal income tax liability and may entitle such shareholder to a refund, provided that the required information is timely furnished to the IRS.

For additional information on United States backup withholding tax, each shareholder tendering Shares pursuant to the Offer should see the enclosed IRS Form W-9 and the instructions therein or contact its independent tax advisor or the IRS.

10. Lost, Destroyed or Stolen Certificates.  If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the transfer agent for DCA common stock, Continental Transfer & Trust Company (the “Transfer Agent”), at (212) 509-4000 (ext. 531). The shareholder will then be instructed by the Transfer Agent as to the steps that must be taken in order to replace such certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been completed.

IMPORTANT: IN ORDER TO TENDER YOUR SHARES, THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED PHOTOCOPY OF IT) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE OF THE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER DESCRIBED IN SECTION 2 (PROCEDURES FOR TENDERING SHARES OF DCA COMMON STOCK IN THE OFFER) OF THE OFFER TO PURCHASE, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY DESCRIBED IN SECTION 2 (PROCEDURES FOR TENDERING SHARES OF DCA COMMON STOCK IN THE OFFER) OF THE OFFER TO PURCHASE.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

If delivering by registered or certified mail: Continental Stock Transfer & Trust Company Attn: Reorganization Dept. 17 Battery Place, 8th Floor New York, NY 10004	If delivering by facsimile (for eligible institutions only): (212) 616-7610 To Confirm Facsimile Transmission: (212) 509-4000 (ext. 536) (For Confirmation Only)	If delivering by hand or courier: Continental Stock Transfer & Trust Company Reorganization Dept. 17 Battery Place, 8th Floor New York, NY 10004

Questions or requests for assistance may be directed to the Information Agent at the telephone numbers and address set forth below. Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guarantee Delivery may also be directed to the Information Agent at the telephone numbers and address set forth below. Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor
New York, New York 10022

Stockholders May Call Toll Free: (888) 750-5834
Banks and Brokers May Call Collect: (212) 750-5833